Supplement dated December 12, 2013 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Statements of Additional Information Dated May 1, 2013

Issued by National Integrity Life Insurance Company through its Separate Account I

This is a supplement to the statement of additional information identified above.  Please retain this supplement for future reference.

Statements of Additional Information

The second paragraph is deleted and replaced with the following:

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company, PO Box 5720, Cincinnati, Ohio  45201-5720, or by calling 1-800-433-1778.

In the section titled “General Information and History,” the second sentence is deleted.